                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                              AIM INVESTMENT FUNDS
.................................................................................
                (Name of Registrant as Specified In Its Charter)


.................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                  Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

.................................................................................

(2) Aggregate number of securities to which transaction applies:

.................................................................................

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

.................................................................................

(4) Proposed maximum aggregate value of transaction:

.................................................................................

(5) Total fee paid:

.................................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

.................................................................................

(2) Form, Schedule or Registration Statement No.:

.................................................................................

(3) Filing Party:

.................................................................................

(4) Date Filed:

.................................................................................

PROXY VOTING INFORMATION

A proxy statement was mailed on or about December 28, 2007 to shareholders of record as of the close of business on November 30, 2007, for the fund listed below. The purpose of this proxy statement, among other things, was to request approval of a new sub-advisory agreement, among other things. The proxy statement contained disclosure information about the proposal for which votes have been solicited.

Meetings were held on February 29, 2008, and March 28, 2008, as scheduled. The March 28, 2008 meeting was adjourned, with respect to the above-referenced proposal, for the AIM Fund listed below until April 23, 2008, at 3:00pm Central Time in order to solicit additional votes. The reconvened meeting will be held at the same location.

You still have time to vote your Fund's shares. You can also access your Fund's proxy statement, common questions regarding your Fund's proposal, prospectus, and annual report by clicking on the fund name listed below.


AIM China Fund

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HOW TO VOTE

You may cast your vote by any of the following methods. HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU
VOTE NOW TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

BY INTERNET        You may vote your shares at                  BY TELEPHONE   Call toll-free 1.888.221.0697.
                   www.proxyweb.com unless your shares                         Enter the control number listed on
                   are held through a broker, in which                         the proxy card and follow the
                   case you may vote your shares at                            recorded instructions.
                   www.proxyvote.com.

                   Enter the control number listed on the
                   proxy card you received in the mail
                   and follow the instructions on the web
                   site.
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BY MAIL            Complete and sign the proxy card and         IN PERSON      The shareholder meeting will be
                   return it in the postage-paid envelope                      reconvened on April 23, 2008.
                   provided in the shareholder mailing.                        Please notify Invesco Aim at
                                                                               1.800.952.3502 if you plan to
                                                                               attend this meeting.
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
IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco Aim toll-free at
1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.


If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

Prospectuses | Help | Site Map | Terms of Use | Privacy

Invesco Aim--Service Mark-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Holding Company Ltd.

INVESCO AIM INVESTMENT SERVICES, INC. 03/2008

(C) 2008 Invesco Aim Management Group, Inc. All rights reserved.

QUESTIONS & ANSWERS FOR:

                                 AIM CHINA FUND


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

    - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

    - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

    - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

    - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the April 23, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the Fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund's proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    - SECURE SOCKETS LAYER (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.
    - CONTROL NUMBER -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.
    - FIREWALL -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which was adjourned until April 23, 2008 at 3:00 p.m. Central Time.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

    At the meeting, shareholders will be asked to approve a new sub-advisory agreement for the Fund between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSAL?
Further details about the proposal can be found in the proxy statement.

                              [AIM INVESTMENTS LOGO]
                             --Registered Trademark--

                                   AIM FUNDS

                              IMPORTANT PROXY NEWS
                         -------------------------------
                              MEETING ADJOURNED TO
                                 APRIL 23, 2008
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173
                         -------------------------------


Recently we distributed proxy materials regarding the Meeting of Shareholders for the AIM China Fund, a portfolio of AIM Investment Funds. This meeting, which was originally scheduled for February 29, 2008, was adjourned until March 28, 2008, has been further adjourned to April 23, 2008 at 3:00 p.m. Central Time. Our records indicate that we have received your vote, and no further action is required from you. However, if you have any questions regarding the proposals, or require additional proxy materials, please do not hesitate to contact Computershare Fund Services at 1-866-438-4810.

Proxy materials and other fund literature may be reviewed and downloaded online at www.aiminvestments.com/proxy.

                              [AIM INVESTMENTS LOGO]
                             --Registered Trademark--

                                   AIM FUNDS

                              IMPORTANT PROXY NEWS
                         -------------------------------
                              MEETING ADJOURNED TO
                                 APRIL 23, 2008
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173
                         -------------------------------

Recently we distributed proxy materials regarding the Meeting of Shareholders for the AIM China Fund, a portfolio of AIM Investment Funds. This meeting, which was originally scheduled for February 29, 2008 and was adjourned until March 28, 2008, has been further adjourned to April 23, 2008 at 3:00 p.m. Central Time. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

Proxy materials and other fund literature may be reviewed and downloaded online at www.aiminvestments.com/proxy

Your vote is important no matter how many shares you own. In order for your vote to be represented, WE MUST RECEIVE YOUR INSTRUCTIONS PRIOR TO THE FUND'S MEETING DATE.

For your convenience, please utilize any of the following methods to submit your vote:

1.    BY INTERNET
Follow the simple instructions on your voting instruction form.

2.    BY TOUCH-TONE PHONE
Please call the toll-free number located on your voting instruction form and follow the simple instructions.

3.    BY MAIL
Simply return your executed voting instruction form in the envelope provided.

                 PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.